ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2023
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES.
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

11.ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

As of December 31, 2023 and 2022, accounts payable and accrued liabilities consist of the following:

	2023	2022

Accounts Payable	$5,539,966	$6,005,745
Accrued Liabilities	13,123,070	12,603,940
Accrued Payroll and Related Liabilities	5,351,228	2,089,259
Sales Tax and Cannabis Taxes	2,917,623	1,270,572

Total Accounts Payable and Accrued Liabilities	$26,931,887	$21,969,516

The Company offers a customer loyalty rewards program that allows members to earn discounts on future purchases. Unused discounts earned by loyalty rewards program members are included in accrued liabilities and recorded as a sales discount at the time a qualifying purchase is made. The value of points accrued as of December 31, 2023 and 2022, was approximately $1,103,000 and $999,000, respectively.